                                                                  EXHIBIT (j)(2)




                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 25 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.



                                                             /s/ Ropes & Gray
                                                             ROPES & GRAY


Washington, D.C.
December 28, 2000